UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2006

NAVISTAR FINANCIAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road
Schaumburg, Illinois 60173
(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed for the purpose of amending and restating certain original disclosures previously made by Navistar Financial Corporation (the company).

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 12, 2006, the company filed a Form 8-K (the Original Form 8-K). This Form 8-K/A amends and restates Item 4.01 of the Original Form 8-K in full and speaks as of April 12, 2006.

(a) Dismissal of Current Accountants

On April 7, 2006, the company dismissed Deloitte & Touche LLP (Deloitte) as its independent registered public accounting firm. On that date, Navistar International Corporation (NIC), the indirect parent of the company, also dismissed Deloitte as its independent registered public accounting firm.

The company has not completed its financial statements or filed its Annual Report on Form 10-K for the fiscal year ended October 31, 2005, nor has the company filed its Quarterly Report on Form 10-Q for the quarter ended January 31, 2006. As a result of Deloitte's dismissal as the company's independent registered public accounting firm, Deloitte has not completed its audit nor has it issued its report with respect to the company's financial statements for the fiscal year ended October 31, 2005.

The audit reports of Deloitte on the financial statements of the company as of and for the two fiscal years ended October 31, 2004 and October 31, 2003 neither contained any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as described in the following sentence. The audit report of Deloitte on the company’s consolidated financial statements for the year ended October 31, 2004 indicated that, as described in Note 2 to such consolidated financial statements, the consolidated financial statements for the two fiscal years ended October 31, 2003 and October 31, 2002 had been restated.

During the company’s two most recent fiscal years ended October 31, 2005 and October 31, 2004, and during the subsequent interim period through April 7, 2006, there was no disagreement between the company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its audit report.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended October 31, 2005 and October 31, 2004, or during the subsequent interim period through April 7, 2006, except as described in the following paragraph.

On February 16, 2006, the company reassigned the company's former Treasurer to a position within its parent company's treasury department in response to Deloitte's request that the former Treasurer no longer serve as an officer of the company or of NIC. As described in the company's Quarterly Report on Form 10-Q for the period ended July 31, 2005, the company concluded, as of that date, that there were material weaknesses in its disclosure control and procedures due to the lack of a sufficient quantity of specialized accounting personnel at the company.

In addition, Deloitte previously identified the following weaknesses in the company’s internal controls that existed on October 31, 2004 that in Deloitte’s judgment were considered to be material weaknesses: (i) the design of internal controls to appropriately apply certain generally accepted accounting principles at the company that resulted in a restatement of the financial statements, (ii) the lack of availability of sufficient securitization specialized accounting personnel, and (iii) the lack of timely resolution of outstanding reconciling items in the company’s collection (suspense) account reconciliations.

Deloitte has been authorized to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the foregoing.

Deloitte has been requested to furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. The company will amend this Form 8-K and attach a copy of such letter as an exhibit promptly after Deloitte furnishes the letter to the company.

Deloitte's response letter to the Original Form 8-K, dated April 25, 2006, was attached as Exhibit 16 to the company's Form 8-K/A filed on May 1, 2006.

The company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements made by the company in this Form 8-K/A. The company will amend this Form 8-K/A and attach a copy of such letter as an exhibit promptly after Deloitte furnishes the letter to the company.

(b) Engagement of New Accountants

On April 6, 2006, the Audit Committee of the Board of Directors of the company approved the retention of KPMG LLP (KPMG) as the company’s independent registered public accounting firm with respect to the audit of the company’s financial statements for its fiscal years ended October 31, 2005 and October 31, 2006, subject to completion of KPMG’s customary client acceptance procedures.

During the company’s two most recent fiscal years ended October 31, 2005 and October 31, 2004, and during the subsequent interim period preceding the engagement of KPMG, the company did not consult with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s financial statements, and neither a written report was provided to the company nor oral advice was provided that KPMG concluded was an important factor considered by the company in reaching a decision as to any of the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K, or a reportable event required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.

In connection with the potential engagement of KPMG, the company disclosed to KPMG the nature of the accounting items currently under review by the company and the matters described in Item 4.01(a) above, including the reportable event disclosed therein.
On April 6, 2006, the management of NIC, the indirect parent of the company, with the concurrence of the Audit Committee of NIC, concluded that NIC's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. NIC's review process continues and matters identified at this stage, and any assessment of the nature, scope or amount of restatements, are preliminary and subject to change. NIC’s review will likely result in the identification of additional items requiring correction in the restated results of NIC. While the company does not anticipate any significant change in its results of operations in connection with NIC's restatements, until NIC completes its review, the company is unable to estimate the impact, if any, the resolution of NIC's review may have on the company's results of operations.

Forward-looking information

Information provided and statements made that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and we assume no obligation to update the information included in this report, whether as a result of new information, future events or otherwise. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many other factors that could cause actual results to differ materially from those in the forward-looking statements. For a discussion of these factors, please see our filings with the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
(Registrant)

Date: September 13, 2006	By: /s/	JOHN V. MULVANEY, SR.
John V. Mulvaney, Sr.
Vice President and Controller
(Principal Accounting Officer)